UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

WESTERN ASSET

TOTAL RETURN ETF

WBND

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return ETF for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	Western Asset Total Return ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Western Asset Total Return ETF (the “Fund”) seeks to maximize total return, consistent with prudent investment management and liquidity needs. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its assets in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments.

As part of its 80% policy, the Fund intends to invest in derivatives that (i) provide exposure to the Principal Investments, (ii) are used to risk manage the Fund’s holdings, and/or (iii) are used to enhance returns. The risk management use of derivatives will include managing (i) investment-related risks, (ii) risks due to fluctuations in securities prices, interest rates, or currency exchanges rates, (iii) risks due to the creditworthiness of an issuer, and (iv) the effective durationi of the Fund’s portfolio. The types of derivatives in which the Fund will invest include swaps and security-based swaps, futures and options on futures, currency forwards, and currency options and security options. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may also hold significant amounts of U.S. Treasury securities, cash and cash equivalents and foreign currencies in which certain derivatives are denominated.

The types of fixed income securities in which the Fund may invest include corporate debt securities, U.S. government securities, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including commercial MBS (“CMBS”), residential MBS (“RMBS”) and non-agency collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”) and mortgage dollar rolls. The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 20% of its portfolio in ABS and non-agency, non-government sponsored enterprise and privately issued MBS or more than 10% of the Fund’s total assets in CDOs. The Fund will also not invest more than 20% of its total assets in junior loans (e.g., debt instruments that are unsecured and subordinated).

Although the Fund may invest in securities and debt instruments of any maturity, the Fund expects the normal range of the Fund’s effective duration to be approximately 2 to 9 years.

The Fund may invest up to 30% of its assets in below investment grade fixed income securities or debt instruments. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or higher or Baa3 or higher) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated below investment grade (e.g., BB+ to D or

Western Asset Total Return ETF 2020 Annual Report	1

Fund overview (cont’d)

Baa1 to C) or, if unrated, securities that we determined to be of comparable quality at the time of purchase are commonly known as “junk bonds” or “high yield securities.”

The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets), but the Fund will not invest more than 30% of its total assets in securities or debt instruments of non-U.S. issuers or more than 25% of its total assets directly in non-U.S. dollar denominated securities or debt instruments. For purposes of these limitations only, derivatives, warrants and U.S.-listed ETFs that provide indirect exposure to the investments described above will not be counted by the Fund in calculating its holdings in non-U.S. issuers or in non-U.S. dollar denominated securities or debt instruments.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sectors. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive total results over the twelve-month reporting period ended December 31, 2020. However, some spread sectors (non-Treasuries) lagged similar durationii Treasuries given several periods of elevated volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, ongoing trade conflicts, and a number of geopolitical issues. However, the spread sectors generally outperformed in the latter stages of the reporting period, as continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii and news of effective COVID-19 vaccines triggered increased investor risk appetite.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.58%, equaling the high for 2020. The low for the period of 0.11% occurred several times during the second half of 2020 and the yield for the two-year Treasury ended the period at 0.13%. The yield for the ten-year Treasury began the reporting period at 1.92%, the high for the reporting period. The low of 0.52% occurred on August 4, 2020 and the yield for the ten-year Treasury ended the period at 0.93%.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 7.51% for the twelve months ended December 31, 2020. Riskier fixed income securities, including high-yield bonds and emerging market debt, generally posted less robust gains. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 7.05%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.88% for the twelve month reporting period ended December 31, 2020.

2	Western Asset Total Return ETF 2020 Annual Report

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We were highly tactical in our duration positioning as yields fluctuated over the reporting period, maintaining an overall long position relative to the Bloomberg Barclays U.S. Aggregate Index for most of the year. Additionally, we significantly increased the Fund’s exposure to investment-grade corporate bonds, primarily in March 2020 and over the second quarter, as spreads had widened to post Global Financial Crisis (2007-2009) levels. As spreads tightened significantly later in the year, we began to trim some of the Fund’s exposure to certain high-quality investment-grade corporate bonds that we felt were close to being fully valued. Elsewhere, we moved from an overweight in agency MBS to an underweight in the second quarter of 2020 given spread tightening from the Fed purchase program and to fund purchases in other spread sectors where we saw better relative value. In the second and third quarters of 2020, we modestly increased the Fund’s allocation to select high-yield corporate bonds that we felt were attractively valued. The Fund also added a small amount of bank loan exposure in the third quarter, as bank loans generally had underperformed corporate bonds and we believe stood to benefit from improving economic conditions. Finally, we tactically adjusted the Fund’s foreign currency exposure during the year given changing market conditions.

The Fund used U.S. Treasury futures, options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage its duration and yield curvevii exposure. The use of these instruments in total contributed to performance. Index credit default swaps were used to manage the Fund’s exposure to credit index spread levels and contributed to results. Finally, the use of currency forwards both to take outright positions in and to hedge the Fund’s non-U.S. dollar currency exposure detracted from performance.

Performance review

For the twelve months ended December 31, 2020, Western Asset Total Return ETF generated a 10.12% return on a net asset value (“NAV”)viii basis and 10.23% based on its market priceix per share.

The performance table shows the Fund’s total return for the twelve months ended December 31, 2020 based on its NAV and market price. The Fund’s broad-based market index, the Bloomberg Barclays U.S. Aggregate Index, returned 7.51% over the same time frame. The Lipper Core Plus Bond Funds Category Averagex returned 9.16% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Western Asset Total Return ETF 2020 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of December 31, 2020 (unaudited)
	6 months	12 months
Western Asset Total Return ETF:
$ 28.19 (NAV)	5.51%	10.12	%*†
$ 28.23 (Market Price)	4.62%	10.23	%*‡
Bloomberg Barclays U.S. Aggregate Index	1.29%	7.51%
Lipper Core Plus Bond Funds Category Average	3.77%	9.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Effective July 1, 2020, market price returns are typically based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continues to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated May 1, 2020, as revised July 1, 2020, the gross total annual fund operating expense ratio for the Fund was 0.51%.

The management agreement between Legg Mason ETF Investment Trust (the “Trust”) on behalf of the Fund and Legg Mason Partners Fund Advisor, LLC (the “manager” or “LMPFA”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the Fund, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the Fund. The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Management Agreement). Total annual fund operating expenses after waiving and/or reimbursing management fees exceed the expense cap as a result of acquired fund fees and expenses. This arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustee’ consent.

4	Western Asset Total Return ETF 2020 Annual Report

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was duration positioning. Being long U.S. duration overall was a positive as rates generally moved sharply lower across the yield curve.

A tactical overweight to investment-grade corporate bonds and an allocation to high-yield corporate bonds were beneficial. Adding to the Fund’s corporate bond exposure when corporate bond spreads significantly widened was rewarded as spreads subsequently narrowed as the year progressed.

The Fund’s developed non-U.S. dollar positioning was additive for returns, driven by long exposures to select currencies, which appreciated versus the U.S. dollar.

Our tactical allocation to Treasury Inflation-Protected Securities (“TIPS”)xi also contributed to performance. We added to the Fund’s TIPS exposure when 30-year breakeven inflation rates fell in March 2020. The rates subsequently rose during the remainder of the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its emerging markets exposure. In particular, allocations to emerging market sovereigns and corporates were headwinds for results, as their spreads were wider for the year as a whole. The Fund’s local currency exposure was also a drag on returns.

Elsewhere, the Fund’s structured product exposure, namely non-agency RMBS and CMBS, negatively impacted performance. While their spreads narrowed following their wide levels in March 2020, their spreads were wider during the year as a whole.

Looking for additional information?

The Fund’s daily NAV is available online at www.leggmason.com/etf. The Fund is traded under the symbol “WBND” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Western Asset Total Return ETF 2020 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in Western Asset Total Return ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 29, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 53 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Mortgage-Backed Securities (19.5%), U.S. Government & Agency Obligations (11.7%), Collateralized Mortgage Obligations (10.9%), Financials (10.6%) and Sovereign Bonds (8.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Total Return ETF 2020 Annual Report

i

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

ix	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

x

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 303 funds for the six-month period and among the 299 funds for the twelve-month period in the Fund’s Lipper category.

xi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Total Return ETF 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2020 and December 31, 2019 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The composition of the Fund’s investments is subject to change at any time.

*	Represents less than 0.1%

8	Western Asset Total Return ETF 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
5.51%	$1,000.00	$1,055.10	0.45%	$2.32	5.00%	$1,000.00	$1,022.87	0.45%	$2.29

[1]	For the six months ended December 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Total Return ETF 2020 Annual Report	9

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/20	10.12%
Inception* through 12/31/20	10.90
Cumulative total returns[1]
Inception date of 10/3/18 through 12/31/20	26.13%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/20	10.23%
Inception* through 12/31/20	10.95
Cumulative total returns[2]
Inception date of 10/3/18 through 12/31/20	26.27%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestments of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price, which typically is based upon the official closing price of the Fund’s shares.

*	Inception date of the Fund is October 3, 2018.

10	Western Asset Total Return ETF 2020 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset Total Return ETF vs Bloomberg Barclays U.S. Aggregate Index† — October 3, 2018 - December 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, maybe worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Total Return ETF on October 3, 2018 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index (the “Index”). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Total Return ETF 2020 Annual Report	11

Schedule of investments

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 33.9%
Communication Services — 3.8%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	2.300%	6/1/27	90,000	$95,988
AT&T Inc., Senior Notes	1.650%	2/1/28	90,000	91,826
AT&T Inc., Senior Notes	2.250%	2/1/32	170,000	172,451
AT&T Inc., Senior Notes	3.100%	2/1/43	130,000	131,946
AT&T Inc., Senior Notes	4.350%	6/15/45	19,000	21,952
AT&T Inc., Senior Notes	3.550%	9/15/55	57,000	56,807	(a)
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	150,000	166,595
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	20,000	20,157
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	10,000	11,095
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	30,000	35,313
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	40,000	44,857
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	60,000	59,700
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	340,000	429,015
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	30,000	40,656
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	150,000	151,465
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	75,000	75,570
Total Diversified Telecommunication Services				1,605,393
Interactive Media & Services — 0.1%
Alphabet Inc., Senior Notes	0.450%	8/15/25	20,000	20,045
Alphabet Inc., Senior Notes	0.800%	8/15/27	30,000	29,983
Alphabet Inc., Senior Notes	1.100%	8/15/30	30,000	29,590
Alphabet Inc., Senior Notes	2.050%	8/15/50	40,000	38,177
Total Interactive Media & Services				117,795
Media — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	250,000	265,298	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	10,000	10,613	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	450,000	480,474	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	320,000	371,663
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	121,586

See Notes to Financial Statements.

12	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	2.800%	4/1/31	148,000	$156,537
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	100,000	124,894
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	120,000	157,013
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	20,000	23,888
Comcast Corp., Senior Notes	3.150%	3/1/26	20,000	22,329
Comcast Corp., Senior Notes	3.300%	4/1/27	50,000	56,855
Comcast Corp., Senior Notes	4.150%	10/15/28	75,000	90,283
Comcast Corp., Senior Notes	4.250%	10/15/30	90,000	110,821
DISH DBS Corp., Senior Notes	5.875%	11/15/24	540,000	566,209
Total Media				2,558,463
Wireless Telecommunication Services — 0.8%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	200,000	213,500	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	320,000	506,680
Sprint Corp., Senior Notes	7.875%	9/15/23	20,000	23,156
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	210,000	232,046	(a)
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	10,000	11,388	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	80,000	95,812
Total Wireless Telecommunication Services				1,082,582
Total Communication Services				5,364,233
Consumer Discretionary — 3.8%
Automobiles — 1.0%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	200,000	204,700
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	500,000	513,680
General Motors Co., Senior Notes	5.400%	10/2/23	20,000	22,395
General Motors Co., Senior Notes	6.125%	10/1/25	130,000	157,686
General Motors Co., Senior Notes	5.950%	4/1/49	10,000	13,524
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	200,000	214,144	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	240,000	265,087	(a)
Total Automobiles				1,391,216

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	50,000	$53,375	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	40,000	43,800	(a)
Total Diversified Consumer Services				97,175
Hotels, Restaurants & Leisure — 1.8%
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	120,000	125,572
McDonald’s Corp., Senior Notes	3.700%	1/30/26	10,000	11,391
McDonald’s Corp., Senior Notes	3.500%	3/1/27	10,000	11,444
McDonald’s Corp., Senior Notes	3.500%	7/1/27	20,000	22,943
McDonald’s Corp., Senior Notes	3.800%	4/1/28	50,000	58,447
McDonald’s Corp., Senior Notes	4.450%	9/1/48	100,000	130,908
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	250,000	262,955	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	200,000	224,452
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	700,000	724,500	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	40,000	39,700	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	200,000	210,500	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	660,000	715,275	(a)
Total Hotels, Restaurants & Leisure				2,538,087
Household Durables — 0.0%††
Lennar Corp., Senior Notes	4.500%	4/30/24	40,000	44,200
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	20,000	26,811
Total Household Durables				71,011
Internet & Direct Marketing Retail — 0.3%
Amazon.com Inc., Senior Notes	1.500%	6/3/30	30,000	30,510
Amazon.com Inc., Senior Notes	3.875%	8/22/37	50,000	62,373
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	118,841
Prosus NV, Senior Notes	3.832%	2/8/51	200,000	196,266	(a)
Total Internet & Direct Marketing Retail				407,990
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	2.700%	4/15/30	30,000	33,483
Home Depot Inc., Senior Notes	3.350%	4/15/50	90,000	107,107
Target Corp., Senior Notes	2.250%	4/15/25	50,000	53,523
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	20,000	22,330
TJX Cos. Inc., Senior Notes	3.750%	4/15/27	10,000	11,564
Total Specialty Retail				228,007

See Notes to Financial Statements.

14	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.4%
NIKE Inc., Senior Notes	2.750%	3/27/27	50,000	$55,326
William Carter Co., Senior Notes	5.500%	5/15/25	505,000	536,303	(a)
Total Textiles, Apparel & Luxury Goods				591,629
Total Consumer Discretionary				5,325,115
Consumer Staples — 2.0%
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	190,000	214,770
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	50,000	58,948
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	20,000	23,167
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.439%	10/6/48	30,000	37,342
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	100,000	126,226
Coca-Cola Co., Senior Notes	3.375%	3/25/27	30,000	34,408
Coca-Cola Co., Senior Notes	1.450%	6/1/27	50,000	51,646
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	50,000	51,704
PepsiCo Inc., Senior Notes	2.250%	3/19/25	10,000	10,682
PepsiCo Inc., Senior Notes	2.625%	3/19/27	60,000	66,014
PepsiCo Inc., Senior Notes	1.625%	5/1/30	40,000	41,054
Total Beverages				715,961
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	3.400%	6/26/23	20,000	21,479
Walmart Inc., Senior Notes	3.550%	6/26/25	10,000	11,323
Walmart Inc., Senior Notes	3.050%	7/8/26	10,000	11,258
Walmart Inc., Senior Notes	3.700%	6/26/28	70,000	82,450
Total Food & Staples Retailing				126,510
Food Products — 0.7%
Hershey Co., Senior Notes	0.900%	6/1/25	10,000	10,155
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	13,000	14,317
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	10,000	11,151	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	20,000	23,465
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	297,264
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	50,000	54,097
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	30,000	34,999	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	200,000	251,951	(a)
Mars Inc., Senior Notes	2.700%	4/1/25	20,000	21,644	(a)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mars Inc., Senior Notes	3.200%	4/1/30	70,000	$80,489	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	10,000	11,498	(b)
Mondelez International Inc., Senior Notes	2.125%	4/13/23	20,000	20,773
Mondelez International Inc., Senior Notes	1.500%	5/4/25	90,000	93,082
Total Food Products				924,885
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	10,000	11,141
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	30,000	34,595
Total Household Products				45,736
Tobacco — 0.7%
Altria Group Inc., Senior Notes	3.800%	2/14/24	10,000	10,920
Altria Group Inc., Senior Notes	2.350%	5/6/25	10,000	10,625
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,000	12,781
Altria Group Inc., Senior Notes	3.875%	9/16/46	30,000	31,689
Altria Group Inc., Senior Notes	5.950%	2/14/49	230,000	322,221
Altria Group Inc., Senior Notes	6.200%	2/14/59	10,000	14,040
BAT Capital Corp., Senior Notes	3.557%	8/15/27	180,000	200,426
BAT Capital Corp., Senior Notes	3.734%	9/25/40	80,000	83,443
BAT Capital Corp., Senior Notes	4.540%	8/15/47	100,000	111,045
Cargill Inc., Senior Notes	1.375%	7/23/23	40,000	40,999	(a)
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	145,287
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	30,000	30,592
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	30,000	31,288
Total Tobacco				1,045,356
Total Consumer Staples				2,858,448
Energy — 5.1%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	2,000	2,243
Oil, Gas & Consumable Fuels — 5.1%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	60,000	60,450	(a)
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	10,000	10,928
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	20,000	22,423
BP Capital Markets America Inc., Senior Notes	3.937%	9/21/28	180,000	211,318
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	80,000	93,197

See Notes to Financial Statements.

16	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	20,000	$22,304
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	100,000	109,514	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	30,000	31,500	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	70,000	72,799
Chevron Corp., Senior Notes	1.995%	5/11/27	10,000	10,605
Chevron Corp., Senior Notes	2.236%	5/11/30	60,000	64,315
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	110,000	121,235
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	140,000	158,823
Concho Resources Inc., Senior Notes	3.750%	10/1/27	20,000	22,858
Concho Resources Inc., Senior Notes	4.300%	8/15/28	120,000	141,868
Devon Energy Corp., Senior Notes	5.850%	12/15/25	140,000	164,547
Devon Energy Corp., Senior Notes	5.000%	6/15/45	180,000	212,017
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	70,000	73,581
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	10,000	10,410
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	30,000	32,031
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	10,000	10,683
Ecopetrol SA, Senior Notes	5.875%	5/28/45	590,000	714,195
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	40,000	36,500	(c)(d)
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	70,000	74,057
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	10,000	11,526
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	10,000	11,676
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	100,000	107,865
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	50,000	60,478
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	70,000	83,278
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	120,000	130,058
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	90,000	99,070
EOG Resources Inc., Senior Notes	4.375%	4/15/30	100,000	121,536
EOG Resources Inc., Senior Notes	3.900%	4/1/35	70,000	82,137
EOG Resources Inc., Senior Notes	4.950%	4/15/50	10,000	13,554
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	130,000	142,350	(a)
EQT Corp., Senior Notes	3.000%	10/1/22	60,000	60,450
EQT Corp., Senior Notes	3.900%	10/1/27	175,000	173,854
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	10,000	10,284
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	50,000	54,725

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	17

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	70,000	$81,409
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	13,093
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	200,000	228,578
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	100,000	117,276
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	20,000	25,703
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	20,000	24,416
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	50,000	63,593
MPLX LP, Senior Notes	4.875%	6/1/25	90,000	103,956
MPLX LP, Senior Notes	4.800%	2/15/29	60,000	72,514
MPLX LP, Senior Notes	4.500%	4/15/38	100,000	114,381
MPLX LP, Senior Notes	5.500%	2/15/49	10,000	13,168
Noble Energy Inc., Senior Notes	6.000%	3/1/41	30,000	45,636
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	150,000	144,375
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	80,000	73,214
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	110,000	111,614
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	60,000	48,900
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	100,000	84,280
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	10,500	(a)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	810,000	944,460
Range Resources Corp., Senior Notes	4.875%	5/15/25	70,000	66,121
Shell International Finance BV, Senior Notes	4.375%	5/11/45	100,000	131,763
Shell International Finance BV, Senior Notes	4.000%	5/10/46	30,000	37,782
Shell International Finance BV, Senior Notes	3.250%	4/6/50	20,000	22,678
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	22,525
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	30,000	32,688	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	190,000	249,053
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	100,000	112,059
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	40,000	41,223
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	10,000	10,365
Western Midstream Operating LP, Senior Notes	5.050%	2/1/30	120,000	134,377

See Notes to Financial Statements.

18	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	6.250%	2/1/50	120,000	$132,000
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	2.074%	1/13/23	10,000	9,803	(d)
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	80,000	107,776
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	40,000	58,514
Total Oil, Gas & Consumable Fuels				7,134,792
Total Energy				7,137,035
Financials — 9.4%
Banks — 6.8%
Banco Actinver SA/Grupo GICSA SAB de CV, Senior Secured Notes	4.800%	12/18/32	270,000	196,341	(a)
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	214,824
Bank of America Corp., Senior Notes	5.000%	1/21/44	100,000	140,370
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	50,000	52,626	(d)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	290,000	338,601	(d)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	70,000	91,838	(d)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	200,000	223,896
Bank of Montreal, Senior Notes	1.850%	5/1/25	90,000	94,484
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	50,000	51,303
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	200,000	203,537
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	200,000	209,326	(a)(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	400,000	496,077	(a)(d)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	50,000	50,661
Citigroup Inc., Senior Notes	8.125%	7/15/39	200,000	357,507
Citigroup Inc., Senior Notes (1.678% to 5/15/24 then SOFR + 1.667%)	1.678%	5/15/24	50,000	51,506	(d)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.750%)	3.106%	4/8/26	180,000	196,661	(d)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	60,000	70,560	(d)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	19

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	60,000	$72,759	(d)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	150,000	171,496
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	270,000	324,441
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	250,000	255,285	(a)(d)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	250,000	259,302	(a)(d)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	400,000	406,327	(a)(d)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	10,000	10,906
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	200,000	207,829	(d)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	210,000	242,498	(d)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	207,110	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	209,411	(a)
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	130,000	133,470	(d)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	90,000	95,051	(d)
JPMorgan Chase & Co., Senior Notes (2.739% to 10/15/29 then SOFR + 1.510%)	2.739%	10/15/30	260,000	282,707	(d)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	120,000	132,195	(d)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	100,000	122,010	(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	110,000	155,840
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	200,000	219,839
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	238,029
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	50,000	50,479
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	80,000	82,268
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	50,000	51,094
Swedbank AB, Senior Notes	1.300%	6/2/23	200,000	203,862	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	100,000	101,059
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	40,000	40,844

See Notes to Financial Statements.

20	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	200,000	$241,902	(a)(d)
US Bancorp, Senior Notes	1.450%	5/12/25	100,000	103,780
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	20,000	21,834
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	100,000	110,797
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	100,000	118,700
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	100,000	102,788	(d)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	90,000	94,760	(d)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	220,000	240,018	(d)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	100,000	113,359	(d)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	590,000	838,518	(d)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	270,000	353,360
Total Banks				9,656,045
Capital Markets — 1.8%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	30,000	31,364
Credit Suisse AG, Senior Notes	2.950%	4/9/25	250,000	274,248
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	250,000	261,263	(a)(d)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	10,000	10,566
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	80,000	88,454
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	190,000	211,088
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	50,000	56,132
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	130,000	154,227	(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	440,000	613,175
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	130,000	137,312	(d)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	50,000	54,438	(d)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	160,000	186,096	(d)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	21

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	50,000	$60,820	(d)
UBS AG, Senior Notes	1.750%	4/21/22	200,000	203,559	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	200,000	219,250	(a)(c)(d)
Total Capital Markets				2,561,992
Consumer Finance — 0.1%
American Express Co., Senior Notes	3.700%	11/5/21	90,000	92,299
Diversified Financial Services — 0.5%
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	200,000	238,709
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	150,000	162,075
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	250,000	258,789	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	90,000	98,157	(a)
Total Diversified Financial Services				757,730
Insurance — 0.2%
American International Group Inc., Senior Notes	2.500%	6/30/25	30,000	32,250
American International Group Inc., Senior Notes	3.750%	7/10/25	50,000	56,175
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	70,000	92,988
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	20,000	20,285	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	40,000	40,549	(a)
Total Insurance				242,247
Total Financials				13,310,313
Health Care — 3.3%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	3.750%	11/14/23	10,000	10,904
AbbVie Inc., Senior Notes	2.600%	11/21/24	400,000	428,718
AbbVie Inc., Senior Notes	3.200%	11/21/29	160,000	179,311
AbbVie Inc., Senior Notes	4.750%	3/15/45	60,000	78,415
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	80,000	90,759
Total Biotechnology				788,107

See Notes to Financial Statements.

22	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	130,000	$152,288
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	80,000	86,966
Total Health Care Equipment & Supplies				239,254
Health Care Providers & Services — 1.1%
Anthem Inc., Senior Notes	3.650%	12/1/27	40,000	46,127
Centene Corp., Senior Notes	5.375%	6/1/26	10,000	10,547	(a)
Centene Corp., Senior Notes	4.625%	12/15/29	60,000	66,612
Centene Corp., Senior Notes	3.375%	2/15/30	20,000	21,042
Cigna Corp., Senior Notes	3.750%	7/15/23	10,000	10,811
Cigna Corp., Senior Notes	4.125%	11/15/25	30,000	34,561
Cigna Corp., Senior Notes	4.800%	8/15/38	160,000	208,454
CVS Health Corp., Senior Notes	3.350%	3/9/21	27,000	27,148
CVS Health Corp., Senior Notes	3.625%	4/1/27	10,000	11,380
CVS Health Corp., Senior Notes	2.700%	8/21/40	100,000	101,165
HCA Inc., Senior Notes	5.375%	2/1/25	460,000	517,284
HCA Inc., Senior Notes	5.625%	9/1/28	40,000	47,200
HCA Inc., Senior Notes	3.500%	9/1/30	60,000	63,754
HCA Inc., Senior Secured Notes	4.125%	6/15/29	60,000	69,605
Humana Inc., Senior Notes	4.500%	4/1/25	10,000	11,489
Humana Inc., Senior Notes	3.950%	3/15/27	70,000	80,561
Humana Inc., Senior Notes	3.125%	8/15/29	90,000	99,371
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	20,000	22,787
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	10,000	10,309
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	20,000	23,985
UnitedHealth Group Inc., Senior Notes	2.875%	8/15/29	50,000	56,833
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	20,000	21,214
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	30,000	45,122
Total Health Care Providers & Services				1,607,361
Pharmaceuticals — 1.4%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	490,000	505,023	(a)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	20,000	20,637
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	50,000	57,040
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	20,000	22,503
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	140,000	162,983
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	40,000	54,092
Johnson & Johnson, Senior Notes	0.550%	9/1/25	40,000	40,173
Johnson & Johnson, Senior Notes	0.950%	9/1/27	80,000	80,397
Johnson & Johnson, Senior Notes	3.625%	3/3/37	30,000	36,679
Merck & Co. Inc., Senior Notes	0.750%	2/24/26	100,000	101,129

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	23

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	30,000	$30,418
Pfizer Inc., Senior Notes	0.800%	5/28/25	60,000	61,071
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	80,000	81,000
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	280,000	279,300
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	160,000	159,600
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	90,000	89,109
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	250,000	240,315
Total Pharmaceuticals				2,021,469
Total Health Care				4,656,191
Industrials — 3.1%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	4.875%	5/1/25	90,000	102,592
Boeing Co., Senior Notes	3.200%	3/1/29	110,000	116,120
Boeing Co., Senior Notes	5.150%	5/1/30	90,000	108,923
Boeing Co., Senior Notes	3.250%	2/1/35	130,000	133,315
Boeing Co., Senior Notes	3.550%	3/1/38	10,000	10,202
Boeing Co., Senior Notes	5.705%	5/1/40	70,000	90,840
Boeing Co., Senior Notes	5.805%	5/1/50	120,000	165,377
Boeing Co., Senior Notes	5.930%	5/1/60	20,000	28,372
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	100,000	113,590
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	150,000	169,622
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	250,000	265,549
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	490,000	541,597	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	30,000	31,950	(a)
Total Aerospace & Defense				1,878,049
Airlines — 1.1%
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	70,000	70,458
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	20,000	20,576
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	30,000	30,803
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	60,000	59,198
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	490,000	559,729
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	370,000	427,184	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	90,000	96,197	(a)

See Notes to Financial Statements.

24	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	70,000	$76,406	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	60,000	64,500	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	70,000	78,400	(a)
Total Airlines				1,483,451
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	30,000	32,082
Carrier Global Corp., Senior Notes	2.700%	2/15/31	35,000	37,605
Total Building Products				69,687
Commercial Services & Supplies — 0.1%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	50,000	51,464
Republic Services Inc., Senior Notes	2.500%	8/15/24	10,000	10,679
Waste Management Inc., Senior Notes	4.150%	7/15/49	50,000	66,635
Total Commercial Services & Supplies				128,778
Electrical Equipment — 0.0%††
Eaton Corp., Senior Notes	2.750%	11/2/22	50,000	52,172
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	10,000	10,820
3M Co., Senior Notes	3.050%	4/15/30	40,000	45,474
General Electric Co., Senior Notes	3.450%	5/1/27	10,000	11,310
General Electric Co., Senior Notes	3.625%	5/1/30	20,000	22,858
General Electric Co., Senior Notes	6.750%	3/15/32	10,000	14,021
General Electric Co., Senior Notes	6.875%	1/10/39	250,000	368,021
Honeywell International Inc., Senior Notes	1.350%	6/1/25	30,000	31,083
Total Industrial Conglomerates				503,587
Machinery — 0.0%††
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	20,000	21,197
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	2.150%	2/5/27	40,000	42,439
Union Pacific Corp., Senior Notes	3.950%	9/10/28	30,000	35,616
Union Pacific Corp., Senior Notes	3.839%	3/20/60	100,000	123,784
Union Pacific Corp., Senior Notes	3.750%	2/5/70	50,000	60,479
Total Road & Rail				262,318
Trading Companies & Distributors — 0.0%††
Air Lease Corp., Senior Notes	3.375%	7/1/25	30,000	32,262
Total Industrials				4,431,501

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	25

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.3%
Communications Equipment — 0.0%††
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	50,000	$65,354
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	100,000	108,328
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	40,000	40,957
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	30,000	31,343
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	100,000	107,082
Visa Inc., Senior Notes	2.700%	4/15/40	65,000	70,956
Visa Inc., Senior Notes	4.300%	12/14/45	80,000	109,579
Total IT Services				468,245
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Inc., Senior Notes	2.250%	11/15/23	80,000	83,551
Broadcom Inc., Senior Notes	4.700%	4/15/25	200,000	229,193
Broadcom Inc., Senior Notes	3.150%	11/15/25	70,000	76,437
Micron Technology Inc., Senior Notes	2.497%	4/24/23	50,000	52,101
NVIDIA Corp., Senior Notes	2.850%	4/1/30	20,000	22,499
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	40,000	43,052	(a)
TSMC Global Ltd., Senior Notes	0.750%	9/28/25	200,000	199,208	(a)
Total Semiconductors & Semiconductor Equipment				706,041
Software — 0.3%
Microsoft Corp., Senior Notes	3.300%	2/6/27	260,000	296,675
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	53,265
Total Software				349,940
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc., Senior Notes	1.125%	5/11/25	100,000	102,836
Apple Inc., Senior Notes	2.450%	8/4/26	140,000	152,812
Total Technology Hardware, Storage & Peripherals				255,648
Total Information Technology				1,845,228
Materials — 1.5%
Metals & Mining — 1.4%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	229,660	(a)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	50,000	72,927
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	30,000	44,128
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	490,000	510,212	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	460,000	502,550
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	20,000	21,950

See Notes to Financial Statements.

26	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	10,000	$12,513
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	95,000	118,275
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	150,000	165,059	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	150,000	169,677	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	30,000	33,807	(a)
Total Metals & Mining				1,880,758
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	150,000	159,150
Total Materials				2,039,908
Utilities — 0.6%
Electric Utilities — 0.6%
Duke Energy Ohio Inc., Secured Bonds	3.650%	2/1/29	100,000	115,855
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	20,000	19,547
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	440,000	627,424
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	70,000	70,198
Total Utilities				833,024
Total Corporate Bonds & Notes (Cost — $44,852,951)				47,800,996
Mortgage-Backed Securities — 19.5%
FHLMC — 5.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	1/1/47-9/1/50	2,956,446	3,160,086
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	3/1/48-5/1/50	801,376	860,022
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/48-7/1/49	425,079	466,642
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/48-11/1/49	269,748	303,637
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/1/49	179,812	196,270
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46- 5/1/47	179,103	193,933
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	10/1/46	1,256,329	1,347,014
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/47	1,106,780	1,190,140
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	4/1/49	52,030	57,171
Total FHLMC				7,774,915

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	27

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — 9.1%
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	9,799	$11,101
Federal National Mortgage Association (FNMA)	1.500%	1/1/35	1,000,000	1,028,906	(e)
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	49,791	55,600	(d)
Federal National Mortgage Association (FNMA)	3.000%	12/1/36-11/1/50	1,146,826	1,223,078
Federal National Mortgage Association (FNMA)	2.000%	11/1/40	59,515	61,829
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	51,844	62,976
Federal National Mortgage Association (FNMA)	3.500%	4/1/45-8/1/50	2,061,707	2,214,590
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-9/1/48	993,663	1,068,721
Federal National Mortgage Association (FNMA)	4.500%	4/1/48-3/1/50	1,779,356	1,960,803
Federal National Mortgage Association (FNMA)	5.000%	11/1/48-9/1/49	551,571	620,215
Federal National Mortgage Association (FNMA)	2.000%	1/1/51-2/1/51	2,700,000	2,804,380	(e)
Federal National Mortgage Association (FNMA)	2.500%	1/1/51	1,600,000	1,686,625	(e)
Total FNMA				12,798,824
GNMA — 4.9%
Government National Mortgage Association (GNMA)	3.000%	10/15/42	74,637	78,560
Government National Mortgage Association (GNMA) II	3.500%	2/20/46-1/20/50	934,030	998,351
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-9/20/50	1,215,159	1,293,333
Government National Mortgage Association (GNMA) II	4.500%	5/20/48-4/20/50	1,153,361	1,247,293
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	250,131	273,527
Government National Mortgage Association (GNMA) II	4.000%	3/20/49-7/20/50	1,076,316	1,154,938

See Notes to Financial Statements.

28	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	2.000%	1/1/50	900,000	$941,168	(e)
Government National Mortgage Association (GNMA) II	2.500%	1/1/51	900,000	952,734	(e)
Total GNMA				6,939,904
Total Mortgage-Backed Securities (Cost — $27,243,091)				27,513,643
U.S. Government & Agency Obligations — 11.7%
U.S. Government Obligations — 11.7%
U.S. Treasury Bonds	1.125%	8/15/40	1,860,000	1,760,897
U.S. Treasury Bonds	3.625%	2/15/44	84,000	118,949
U.S. Treasury Bonds	2.000%	2/15/50	1,890,000	2,052,717
U.S. Treasury Bonds	1.250%	5/15/50	4,230,000	3,837,403
U.S. Treasury Bonds	1.375%	8/15/50	5,960,000	5,581,912
U.S. Treasury Bonds	1.625%	11/15/50	330,000	328,762
U.S. Treasury Notes	0.250%	11/15/23	10,000	10,028
U.S. Treasury Notes	0.375%	4/30/25	90,000	90,327
U.S. Treasury Notes	0.250%	5/31/25	850,000	848,373
U.S. Treasury Notes	0.250%	6/30/25	100,000	99,746
U.S. Treasury Notes	0.250%	10/31/25	40,000	39,828
U.S. Treasury Notes	0.375%	11/30/25	620,000	620,872
U.S. Treasury Notes	0.500%	10/31/27	30,000	29,766
U.S. Treasury Notes	0.625%	5/15/30	260,000	254,191
U.S. Treasury Notes	0.875%	11/15/30	760,000	757,506
Total U.S. Government & Agency Obligations (Cost — $16,837,633)				16,431,277
Collateralized Mortgage Obligations (f) —10.9%
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	0.428%	2/25/37	187,043	167,022	(d)
BAMLL Commercial Mortgage Securities Trust, 2020-JGDN A (1 mo. USD LIBOR + 2.750%)	2.909%	11/15/30	250,000	250,229	(a)(d)
BWAY Mortgage Trust, 2015-1740 E	4.450%	1/10/35	500,000	465,616	(a)(d)
BX Commercial Mortgage Trust, 2018-IND G (1 mo. USD LIBOR + 2.050%)	2.209%	11/15/35	133,000	132,876	(a)(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	3.059%	4/15/34	300,000	266,899	(a)(d)
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	1.059%	11/15/37	510,000	511,715	(a)(d)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.320%	6/15/50	500,000	482,184	(d)
CSMC Trust, 2019-RPL9 A1	3.036%	10/27/59	236,104	238,432	(a)(d)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	29

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	260,000	$261,487	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 A1	2.190%	7/25/29	491,063	525,726
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 X1, IO	0.836%	10/25/29	2,794,969	181,315	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	98,043	11,918
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	98,483	14,150
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	99,203	12,872
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	550,000	562,252	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	640,000	645,931	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	3.398%	7/25/29	240,330	246,027	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA3 M2 (1 mo. USD LIBOR + 2.500%)	2.648%	3/25/30	980,000	993,387	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020-DNA3 M2 (1 mo. USD LIBOR + 3.000%)	3.148%	6/25/50	370,000	371,847	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	4.548%	1/25/24	90,623	91,347	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (1 mo. USD LIBOR + 2.600%)	2.748%	5/25/24	172,963	168,468	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	5.148%	7/25/25	46,996	48,296	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1M2 (1 mo. USD LIBOR + 5.300%)	5.448%	10/25/28	160,197	168,829	(a)(d)

See Notes to Financial Statements.

30	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.348%	1/25/30	91,164	$91,049	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	2.548%	5/25/30	352,002	349,930	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	3.698%	7/25/30	230,000	229,393	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1M2 (1 mo. USD LIBOR + 2.250%)	2.398%	7/25/30	291,591	290,128	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1B1 (1 mo. USD LIBOR + 3.750%)	3.898%	10/25/30	320,000	322,626	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2 (1 mo. USD LIBOR + 2.150%)	2.298%	10/25/30	229,230	228,794	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.248%	10/25/39	372,809	371,580	(a)(d)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.121%	4/25/28	98,126	109,772	(d)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	10,000	11,938
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	99,966	107,881	(d)
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	98,229	13,962
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	298,063	37,689
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.190%	10/16/48	14,954,316	149,836	(d)
Government National Mortgage Association (GNMA), 2014-17 AM	2.682%	6/16/48	291,592	305,934	(d)
Government National Mortgage Association (GNMA), 2016-14 H	2.850%	3/16/57	485,761	515,862
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	99,247	14,154
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	199,221	28,398

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	31

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (f) — continued
Government National Mortgage Association (GNMA), 2020-H13 FA (1 mo. USD LIBOR + 0.450%)	0.602%	7/20/70	495,909	$496,855	(d)
Government National Mortgage Association (GNMA), 2020-H13 FC (1 mo. USD LIBOR + 0.450%)	0.602%	7/20/70	564,466	565,440	(d)
Government National Mortgage Association (GNMA), 2020-H13 FM (1 mo. USD LIBOR + 0.400%)	0.552%	8/20/70	282,765	282,760	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	3.909%	9/15/31	400,000	326,498	(a)(d)
GS Mortgage Securities Trust, 2017-GS8 C	4.336%	11/10/50	401,000	412,103	(d)
GS Mortgage Securities Trust, 2020-DUNE A (1 mo. USD LIBOR + 1.100%)	1.259%	12/15/36	280,000	271,793	(a)(d)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	0.668%	11/25/35	229,892	210,315	(d)
IndyMac INDX Mortgage Loan Trust, 2005- AR10 A1 (1 mo. USD LIBOR + 0.520%)	0.668%	6/25/35	247,065	223,118	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BKWD D (1 mo. USD LIBOR + 1.850%)	2.009%	9/15/29	400,000	384,948	(a)(d)
Legacy Mortgage Asset Trust, 2019-GS7 A1, Step Bond	3.250%	11/25/59	234,589	234,976	(a)
Motel 6 Trust, 2017-MTL6 C (1 mo. USD LIBOR + 1.400%)	1.559%	8/15/34	551,930	548,825	(a)(d)
MTRO Commercial Mortgage Trust, 2019- TECH D (1 mo. USD LIBOR + 1.800%)	1.959%	12/15/33	100,000	94,999	(a)(d)
New Residential Mortgage Loan Trust, 2016-3A A1B	3.250%	9/25/56	383,593	403,652	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	2.153%	11/11/34	243,024	226,982	(a)(d)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8, 2A1A (1 mo. USD LIBOR + 0.580%)	0.728%	7/25/45	64,028	61,954	(d)
Wells Fargo Commercial Mortgage Trust, 2017-C41 B	4.188%	11/15/50	70,000	75,404	(d)
Wells Fargo Commercial Mortgage Trust, 2018-C44 A5	4.212%	5/15/51	500,000	589,135
Total Collateralized Mortgage Obligations (Cost — $15,529,104)				15,407,508

See Notes to Financial Statements.

32	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 8.6%
Argentina — 0.0%††
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,443		$1,927
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	145,500		58,928
Total Argentina					60,855
Brazil — 1.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	272,000	BRL	60,544
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	3,033,000	BRL	690,304
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	950,000		1,054,500
Total Brazil					1,805,348
Indonesia — 1.0%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	700,000		833,165
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	6,941,000,000	IDR	531,723
Indonesia Treasury Bond, Senior Notes	7.500%	6/15/35	330,000,000	IDR	26,071
Total Indonesia					1,390,959
Italy — 1.2%
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.300%	10/15/21	1,380,000	EUR	1,726,337	(b)
Kuwait — 0.3%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	400,000		455,000	(a)
Mexico — 2.1%
Mexican Bonos, Bonds	8.000%	11/7/47	11,410,000	MXN	675,804
Mexican Bonos, Senior Notes	8.500%	5/31/29	2,290,000	MXN	140,086
Mexican Bonos, Senior Notes	7.750%	11/13/42	17,470,000	MXN	1,009,798
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	950,000		1,128,134
Total Mexico					2,953,822
Peru — 0.4%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	480,000		526,325
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	540,000		703,485	(a)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	33

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Russia — 1.8%
Russian Federal Bond — OFZ	6.000%	10/6/27	9,460,000	RUB	$130,350
Russian Federal Bond — OFZ	7.050%	1/19/28	11,230,000	RUB	164,007
Russian Federal Bond — OFZ	6.900%	5/23/29	93,660,000	RUB	1,359,990
Russian Federal Bond — OFZ	7.250%	5/10/34	240,000	RUB	3,530
Russian Federal Bond — OFZ	7.700%	3/16/39	53,520,000	RUB	826,428
Total Russia					2,484,305
Total Sovereign Bonds (Cost — $11,520,667)					12,106,436
Senior Loans — 8.0%
Communication Services — 1.2%
Diversified Telecommunication Services — 0.5%
Avaya Inc., Term Loan B	—	12/15/24	14,654		14,672	(g)
Avaya Inc., Term Loan B1	—	12/15/27	142,849		142,706	(g)
Delta TopCo Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	10/7/27	270,000		269,831	(d)(h)(i)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.659%	1/31/28	150,000		148,420	(d)(h)(i)
Zayo Group Holdings Inc., Initial Dollar Term Loan	—	3/9/27	80,000		79,364	(g)
Total Diversified Telecommunication Services					654,993
Interactive Media & Services — 0.1%
Rackspace Technology Global Inc., First Lien Term Loan B	—	11/3/23	100,000		99,792	(g)
Media — 0.6%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.900%	4/30/25	417,702		415,804	(d)(h)(i)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.900%	2/1/27	39,599		39,357	(d)(h)(i)
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.750%)	2.905%	9/18/26	146,753		145,632	(d)(h)(i)
Virgin Media Bristol LLC, Term Loan B	—	1/31/29	20,000		19,931	(g)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	2.659%	4/30/28	250,000		247,469	(d)(h)(i)
Total Media					868,193
Total Communication Services					1,622,978
Consumer Discretionary — 1.4%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1	4.250%	9/23/26	89,354		89,443	(d)(h)(i)

See Notes to Financial Statements.

34	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.8%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.897%	11/19/26	347,545	$341,354	(d)(h)(i)
Aramark Services Inc., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.895%	1/15/27	79,400	78,170	(d)(h)(i)
Caesars Resort Collection LLC, Term Loan B1 (3 mo. USD LIBOR + 4.500%)	4.647%	7/21/25	249,375	249,406	(d)(h)(i)
Four Seasons Hotels Ltd., Restated Term Loan (3 mo. USD LIBOR + 2.000%)	2.147%	11/30/23	49,408	48,937	(d)(h)(i)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.898%	6/22/26	140,000	138,200	(d)(h)(i)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.899%	8/14/24	238,834	232,923	(d)(g)(h)(i)
Total Hotels, Restaurants & Leisure				1,088,990
Specialty Retail — 0.5%
CWGS Group LLC, Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	11/8/23	99,482	98,238	(d)(h)(i)
Harbor Freight Tools USA Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	10/19/27	250,000	249,663	(d)(h)(i)
Michaels Stores Inc., 2020 Refinancing Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	10/1/27	30,000	29,775	(d)(h)(i)
Petco Animal Supplies Inc., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.250%)	4.250%	1/26/23	209,450	200,520	(d)(h)(i)
Whatabrands LLC, 2020 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	2.904%	7/31/26	201,518	199,467	(d)(h)(i)
Total Specialty Retail				777,663
Total Consumer Discretionary				1,956,096
Consumer Staples — 0.2%
Food & Staples Retailing — 0.1%
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.397%	1/29/27	49,750	49,203	(d)(h)(i)
US Foods Inc., 2019 Incremental Term Loan B (1 mo. USD LIBOR + 2.000%)	2.147%	9/13/26	39,699	38,954	(d)(h)(i)
US Foods Inc., Retired Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.896%	6/27/23	39,792	39,136	(d)(h)(i)
Total Food & Staples Retailing				127,293

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	35

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.1%
Energizer Holdings Inc., Term Loan	—	12/16/27	92,083	$91,968	(g)
Energizer Holdings Inc., Term Loan	—	12/22/27	77,917	77,819	(g)
Total Household Products				169,787
Total Consumer Staples				297,080
Financials — 1.2%
Capital Markets — 0.2%
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.147%	7/3/24	209,391	207,716	(d)(g)(h)(i)
Diversified Financial Services — 0.6%
Citadel Securities LP, Term Loan Facility B (1 mo. USD LIBOR + 2.750%)	2.897%	2/27/26	138,600	138,542	(d)(h)(i)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	109,450	109,467	(d)(h)(i)
Nexus Buyer LLC, Initial Term Loan	—	11/8/26	200,000	198,333	(g)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.897%	11/13/26	36,139	36,011	(d)(h)(i)
UFC Holdings LLC, Term Loan B (the greater of 6 mo. USD LIBOR or 1.000% + 3.250%)	4.250%	4/29/26	308,526	307,524	(d)(g)(h)(i)
Wynn Resorts Finance LLC, Term A Facility (1 mo. USD LIBOR + 1.750%)	1.900%	9/20/24	121,875	117,000	(d)(h)(i)(j)
Total Diversified Financial Services				906,877
Insurance — 0.3%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.147%	11/3/24	108,608	107,691	(d)(h)(i)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	3.397%	12/23/26	29,714	29,650	(d)(h)(i)
Asurion LLC, New Term Loan B8	—	12/23/26	90,000	89,044	(g)
Asurion LLC, Replacement Term Loan B6 (1 mo. USD LIBOR + 3.000%)	3.147%	11/3/23	167,617	166,753	( d)(h)(i)
Total Insurance				393,138
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.902%	5/15/26	210,000	201,600	(d)(h)(i)(j)
Total Financials				1,709,331
Health Care — 2.1%
Health Care Providers & Services — 1.0%
Cano Health LLC, Delayed Draw Term Loan	—	11/19/27	64,122	63,695	(g)

See Notes to Financial Statements.

36	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Cano Health LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.250%)	6.000%	11/19/27	175,878	$174,705	(d)(h)(i)
EyeCare Partners LLC, First Lien Initial Delayed Draw Term Loan	—	2/18/27	17,027	16,559	(g)
EyeCare Partners LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	3.897%	2/18/27	72,426	70,434	(d)(h)(i)
Global Medical Response Inc., 2020 Term Loan	—	10/2/25	90,000	89,325	(g)
Grifols Worldwide Operations USA Inc., Term Loan B (1 week USD LIBOR + 2.000%)	2.102%	11/15/27	148,500	146,829	(d)(h)(i)
Jaguar Holding Co. II, 2018 Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 2.500%)	3.500%	8/18/22	59,217	59,157	(d)(h)(i)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.897%	11/17/25	229,254	228,431	(d)(g)(h)(i)
Radiology Partners Inc., Replacement Term Loan B	—	7/9/25	250,000	245,729	(g)
Sotera Health Holdings LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	12/11/26	108,114	108,412	(d)(h)(i)
WP CityMD Bidco LLC	—	8/13/26	230,000	229,904	(g)
Total Health Care Providers & Services				1,433,180
Health Care Technology — 0.3%
AthenaHealth Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	4.648%	2/11/26	217,937	217,391	(d)(h)(i)
Change Healthcare Holdings LLC, Closing Date Term Loan	3.500%	3/1/24	143,770	142,912	(d)(h)(i)
Total Health Care Technology				360,303
Life Sciences Tools & Services — 0.3%
PAREXEL International Corp.	—	9/27/24	440,000	431,907	(g)
Pharmaceuticals — 0.5%
Bausch Health Cos. Inc., First Incremental Term Loan (1 mo. USD LIBOR + 2.750%)	2.898%	11/27/25	281,250	278,578	(d)(h)(i)
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.148%	6/2/25	207,421	206,417	(d)(h)(i)
Endo Luxembourg Finance Company I SARL, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/29/24	259,328	254,952	(d)(h)(i)
Total Pharmaceuticals				739,947
Total Health Care				2,965,337

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	37

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.2%
Aerospace & Defense — 0.2%
Avolon TLB Borrower 1 US LLC, Term Loan B5 (the greater of 1 mo. USD LIBOR or 0.750% + 2.500%)	3.250%	12/1/27	210,000	$209,812	(d)(h)(i)
TransDigm Inc., Refinancing Term Loan F (1 mo. USD LIBOR + 1.750%)	2.397%	12/9/25	89,773	87,886	(d)(h)(i)
Total Aerospace & Defense				297,698
Airlines — 0.4%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	4/29/23	159,500	161,793	(d)(g)(h)(i)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	90,000	93,150	(d)(g)(h)(i)
JetBlue Airways Corp., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/17/24	224,250	230,296	(d)(h)(i)
Total Airlines				485,239
Commercial Services & Supplies — 0.4%
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	4.397%	7/10/26	228,050	226,910	(d)(h)(i)
API Group Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.647%	10/1/26	49,500	49,294	(d)(h)(i)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	4.990%	10/30/26	20,612	20,618	(d)(h)(i)
GFL Environmental Inc., Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.000%)	3.500%	5/30/25	201,049	201,049	(d)(g)(h)(i)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan	—	5/14/26	70,000	68,250	(g)
Total Commercial Services & Supplies				566,121
Electrical Equipment — 0.0%††
Brookfield WEC Holdings Inc., Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	8/1/25	39,546	39,412	(d)(h)(i)
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.254%	12/30/26	248,923	248,114	(d)(h)(i)
Total Industrials				1,636,584

See Notes to Financial Statements.

38	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.5%
IT Services — 0.2%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	3.898%	9/30/24	224,527	$224,371	(d)(g)(h)(i)
Software — 0.3%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.147%	10/16/26	229,400	228,999	(d)(g)(h)(i)
Dell International LLC, Refinancing Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.750% + 2.000%)	2.750%	9/19/25	256,352	256,414	(d)(g)(h)(i)
Total Software				485,413
Total Information Technology				709,784
Materials — 0.2%
Construction Materials — 0.0%††
Summit Materials LLC, New Term Loan B	—	11/21/24	70,000	69,504	(g)
Containers & Packaging — 0.2%
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.897%	2/4/27	101,169	100,385	(d)(g)(h)(i)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	2.897%	2/6/23	160,000	159,040	(d)(h)(i)
Total Containers & Packaging				259,425
Total Materials				328,929
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 1.750%)	1.894%	12/20/24	60,000	58,950	(d)(h)(i)
Real Estate Management & Development — 0.0%††
CityCenter Holdings LLC, Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 2.250%)	3.000%	4/18/24	9,821	9,677	(d)(h)(i)
Total Real Estate				68,627
Total Senior Loans (Cost — $11,259,306)				11,294,746
Asset-Backed Securities — 5.3%
522 Funding CLO Ltd., 2019-5A E (3 mo. USD LIBOR + 7.340%)	7.577%	1/15/33	250,000	247,516	(a)(d)
AGL CLO 6 Ltd., 2020-6A A1 (3 mo. USD LIBOR + 1.950%)	2.201%	7/20/31	250,000	251,069	(a)(d)
Allegany Park CLO Ltd., 2019-1A C (3 mo. USD LIBOR + 2.550%)	2.768%	1/20/33	250,000	250,492	(a)(d)
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	299,250	295,156	(a)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	39

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
ARES XLV CLO Ltd., 2017-45A E (3 mo. USD LIBOR + 6.100%)	6.337%	10/15/30	250,000	$242,081	(a)(d)
Argent Securities Inc. Pass-Through Certificates, 2004-W7 M1 (1 mo. USD LIBOR + 0.825%)	0.973%	5/25/34	62,164	61,638	(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2001-HE3 A1 (1 mo. USD LIBOR + 0.540%)	0.699%	11/15/31	427,064	419,818	(d)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	200,000	203,751	(a)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A B	2.960%	2/20/27	200,000	203,838	(a)
Cedar Funding VIII CLO Ltd., 2017-8A A1 (3 mo. USD LIBOR + 1.250%)	1.468%	10/17/30	250,000	249,752	(a)(d)
ECMC Group Student Loan Trust, 2020-2A A (1 mo. USD LIBOR + 1.150%)	1.298%	11/25/69	190,784	191,573	(a)(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	7.918%	1/20/33	300,000	297,104	(a)(d)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.629%	11/30/32	250,000	250,949	(a)(d)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	380,000	380,000	(a)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	3.518%	1/20/33	250,000	249,631	(a)(d)
Monroe Capital BSL CLO Ltd., 2015-1A BR (3 mo. USD LIBOR + 1.750%)	1.963%	5/22/27	100,000	99,815	(a)(d)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC7 M1 (1 mo. USD LIBOR + 0.855%)	1.003%	7/25/34	82,431	80,294	(d)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC8 M1 (1 mo. USD LIBOR + 0.915%)	1.063%	9/25/34	217,115	212,799	(d)
NADG NNN Operating LP, 2019-1 A	3.368%	12/28/49	149,250	153,114	(a)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.153%	10/15/29	250,000	250,497	(a)(d)
OHA Loan Funding Ltd., 2015-1A DR2 (3 mo. USD LIBOR + 4.000%)	4.221%	11/15/32	250,000	249,952	(a)(d)
OZLM XVIII Ltd., 2018-18A D (3 mo. USD LIBOR + 2.850%)	3.087%	4/15/31	250,000	230,797	(a)(d)
RAMP Trust, 2006-NC3 M1 (1 mo. USD LIBOR + 0.510%)	0.658%	3/25/36	270,000	260,433	(d)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	0.365%	3/25/44	120,651	117,563	(d)

See Notes to Financial Statements.

40	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
SMB Private Education Loan Trust, 2018-C A2A	3.630%	11/15/35	102,956		$111,435	(a)
SMB Private Education Loan Trust, 2018-C A2B (1 mo. USD LIBOR + 0.750%)	0.909%	11/15/35	216,294		215,068	(a)(d)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. USD LIBOR + 1.000%)	1.159%	6/15/37	100,000		100,398	(a)(d)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	4.118%	1/20/32	250,000		247,203	(a)(d)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. USD LIBOR + 0.480%)	0.870%	7/25/35	310,000		301,565	(d)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	97,558		104,236	(a)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	5.430%	4/16/31	250,000		226,129	(a)(d)
United States Small Business
Administration, 2019-20D 1	2.980%	4/1/39	27,791		30,347
Wellfleet CLO Ltd., 2017-3A C (3 mo. USD LIBOR + 2.750%)	2.968%	1/17/31	250,000		229,464	(a)(d)
Wingstop Funding LLC, 2020-1A A2	2.841%	12/5/50	410,000		418,311	(a)
Total Asset-Backed Securities (Cost — $7,403,085)					7,433,788
U.S. Treasury Inflation Protected Securities — 2.1%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	540,000		1,007,283
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	260,000		484,678
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	110,000		161,286
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	470,000		755,888
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	140,000		199,555
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	60,000		89,885
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	200,000		293,859
Total U.S. Treasury Inflation Protected Securities (Cost — $2,659,312)					2,992,434

			Shares
Investments in Underlying Funds — 0.5%
Invesco Senior Loan ETF (Cost — $607,896)			28,070		625,400

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.4%
Exchange-Traded Purchased Options — 0.1%
3-Month EURIBOR Futures, Put @ 100.13EUR	3/15/21	106	26,500,000	EUR	0	(k)
90-Day Eurodollar Futures, Put @ $99.75	3/15/21	137	342,500		4,281

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	41

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Security		Expiration Date	Contracts	Notional Amount†	Value
Exchange-Traded Purchased Options — continued
90-Day Eurodollar Futures, Put @ $99.63		3/14/22	254	635,000	$11,113
U.S. Treasury 10-Year Notes Futures, Call @ $138.50		1/22/21	660	660,000	185,625
Total Exchange-Traded Purchased Options (Cost — $185,655)					201,019

	Counterparty
OTC Purchased Options — 0.3%
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Put @ 106.00 bps	Morgan Stanley & Co. Inc.	1/20/21	3,320,000	3,320,000	5,225
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Put @ 106.50 bps	Morgan Stanley & Co. Inc.	1/20/21	1,660,000	1,660,000	3,081
Credit default swaption to buy protection on Markit CDX.NA.IG.35 Index, Put @ 60.00 bps	Morgan Stanley & Co. Inc.	1/20/21	3,320,000	3,320,000	1,143
Credit default swaption to buy protection on Markit CDX.NA.IG.35 Index, Put @ 60.00 bps	Morgan Stanley & Co. Inc.	1/20/21	1,660,000	1,660,000	572
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Call @ 107.00 bps	Credit Suisse	1/20/21	2,490,000	2,490,000	56,415
Interest rate swaption, Put @ 120.00 bps	Goldman Sachs Group Inc.	9/1/21	4,000,000	4,000,000	50,498
Interest rate swaption, Put @ 150.00 bps	Goldman Sachs Group Inc.	9/1/21	2,000,000	2,000,000	57,674
Interest rate swaption, Put @ 155.00 bps	Goldman Sachs Group Inc.	9/1/21	790,000	790,000	35,228
U.S. Dollar/Canadian Dollar, Put @ 1.27 CAD	BNP Paribas SA	3/17/21	3,040,000	3,040,000	31,980
U.S. Dollar/Euro, Put @ 1.22 EUR	Citibank N.A.	3/4/21	1,500,000	1,500,000	18,623

See Notes to Financial Statements.

42	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Security	Counterparty	Expiration Date	Contracts	Notional Amount†		Value
OTC Purchased Options — continued
U.S. Dollar/Mexican Peso, Call @ 21.30 MXN	Goldman Sachs Group Inc.	1/26/21	1,300,000	1,300,000		$3,166
U.S. Dollar/Russian Ruble, Put @ 77.00 RUB	JPMorgan Chase & Co.	1/29/21	2,280,000	2,280,000		91,389
Total OTC Purchased Options (Cost — $380,970)						354,994
Total Purchased Options (Cost — $566,625)						556,013

		Rate	Maturity Date	Face Amount†
Municipal Bonds — 0.0%††
Missouri — 0.0%††
Missouri State HEFA Revenue, The Washington University, Taxable, Series A, Refunding (Cost — $40,000)		3.229%	5/15/50	40,000		46,703
Non-U.S. Treasury Inflation Protected Securities — 0.0%††
Argentina — 0.0%††
Argentina Treasury Bond (Cost — $20,250)		1.000%	8/5/21	1,732,532	ARS	15,988	(l)
Total Investments before Short-Term Investments (Cost — $138,539,920)						142,224,932
Short-Term Investments — 2.3%
U.S. Treasury Bills — 1.9%
U.S. Cash Management Bill		0.079%	5/18/21	2,720,000		2,719,190	(m)
U.S. Treasury Bills		0.000%	1/7/21	10,000		10,000	(m)
Total U.S. Treasury Bills (Cost — $2,729,127)						2,729,190

				Shares
Overnight Deposits — 0.4%
BNY Mellon Cash Reserve Fund (Cost — $500,173)		0.010%		500,173		500,173
Total Short-Term Investments (Cost — $3,229,300)						3,229,363
Total Investments — 103.2% (Cost — $141,769,220)						145,454,295
Liabilities in Excess of Other Assets — (3.2)%						(4,512,094)
Total Net Assets — 100.0%						$140,942,201

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	43

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2020, the Fund held TBA securities with a total cost of $7,372,168.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	All or a portion of this loan is unfunded as of December 31, 2020. The interest rate for fully unfunded term loans is to be determined.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Security is valued using significant unobservable inputs (Note 1).

(k)	Value is less than $1.

(l)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(m)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

44	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

ETF	— Exchange-Traded Fund

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

HEFA	— Health & Educational Facilities Authority

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options

Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
3-Month EURIBOR Futures, Put	3/15/21	99.63	EUR	106	26,500,000	EUR	$0	(a)
90-Day Eurodollar Futures, Put	3/15/21	$99.63		137	342,500		(856)
90-Day Eurodollar Futures, Put	3/14/22	99.75		107	267,500		(9,363)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	137.50		83	83,000		(71,328)
U.S. Treasury 10-Year Notes Futures, Call	1/22/21	137.75		110	110,000		(75,625)
U.S. Treasury 10-Year Notes Futures, Call	2/19/21	140.00		123	123,000		(13,453)
U.S. Treasury 10-Year Notes Futures, Call	2/19/21	140.50		120	120,000		(9,375)
U.S. Treasury 10-Year Notes Futures, Put	1/22/21	136.50		137	137,000		(10,703)
U.S. Treasury 10-Year Notes Futures, Put	2/19/21	136.50		110	110,000		(25,781)
U.S. Treasury Long-Term Bonds Futures, Call	1/22/21	180.00		60	60,000		(5,625)
U.S. Treasury Long-Term Bonds Futures, Call	2/19/21	179.00		83	83,000		(35,016)
U.S. Treasury Long-Term Bonds Futures, Call	2/19/21	180.00		83	83,000		(27,234)
Total Exchange-Traded Written Options (Premiums received — $384,623)							$(284,359)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	45

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Schedule of Written Options (cont’d)

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Call	Bank of America N.A.	1/20/21	106.50	bps	1,660,000	1,660,000	‡	$(45,221)
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Call	JPMorgan Chase & Co.	1/20/21	106.50	bps	1,660,000	1,660,000	‡	(45,221)
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Call	Morgan Stanley & Co. Inc.	1/20/21	108.00	bps	3,320,000	3,320,000	‡	(46,936)
Credit default swaption to buy protection on Markit CDX.NA.HY.35 Index, Call	Morgan Stanley & Co. Inc.	1/20/21	108.50	bps	1,660,000	1,660,000	‡	(17,237)
Credit default swaption to buy protection on Markit CDX.NA.IG.35 Index, Call	Morgan Stanley & Co. Inc.	1/20/21	50.00	bps	1,660,000	1,660,000	‡	(1,782)
Credit default swaption to buy protection on Markit CDX.NA.IG.35 Index, Call	Morgan Stanley & Co. Inc.	1/20/21	52.50	bps	3,320,000	3,320,000	‡	(6,181)
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Put	Morgan Stanley & Co. Inc.	1/20/21	103.00	bps	3,320,000	3,320,000	‡	(3,207)
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Put	Morgan Stanley & Co. Inc.	1/20/21	103.50	bps	1,660,000	1,660,000	‡	(1,677)
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Put	Credit Suisse	1/20/21	104.00	bps	1,660,000	1,660,000	‡	(1,777)
Credit default swaption to sell protection on Markit CDX.NA.IG.35 Index, Put	Morgan Stanley & Co. Inc.	1/20/21	80.00	bps	3,320,000	3,320,000	‡	(513)
Credit default swaption to sell protection on Markit CDX.NA.IG.35 Index, Put	Morgan Stanley & Co. Inc.	1/20/21	80.00	bps	1,660,000	1,660,000	‡	(257)
Interest rate swaption, Put	Goldman Sachs Group Inc.	9/2/21	170.00	bps	4,000,000	4,000,000		(14,432)
Interest rate swaption, Put	Goldman Sachs Group Inc.	9/2/21	200.00	bps	2,000,000	2,000,000		(16,984)

See Notes to Financial Statements.

46	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Call	Goldman Sachs Group Inc.	1/26/21	22.45	MXN	2,600,000	2,600,000	$(1,491)
U.S. Dollar/Russian Ruble, Put	JPMorgan Chase & Co.	1/29/21	75.10	RUB	4,560,000	4,560,000	(99,020)
Total OTC Written Options (Premiums received — $233,654)							$(301,936)
Total Written Options (Premiums received — $618,277)							$(586,295)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

(a)	Value is less than $1.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

At December 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-BTP	38	3/21	$7,020,160	$7,067,693	$47,533
Euro-OAT	5	3/21	1,026,035	1,026,926	891
U.S. Treasury 5-Year Notes	647	3/21	81,473,112	81,628,149	155,037
U.S. Treasury Long-Term Bonds	158	3/21	27,340,368	27,363,625	23,257
U.S. Treasury Ultra Long- Term Bonds	8	3/21	1,701,014	1,708,500	7,486
					234,204

Contracts to Sell:
90-Day Eurodollar	114	3/21	28,381,898	28,451,550	(69,652)
90-Day Eurodollar	88	12/21	21,813,665	21,953,800	(140,135)
Euro-Bund	55	3/21	11,944,860	11,954,335	(9,475)
Japanese 10-Year Bonds	1	3/21	1,472,321	1,471,451	870
U.S. Treasury 2-Year Notes	17	3/21	3,754,314	3,756,601	(2,287)
U.S. Treasury 10-Year Notes	405	3/21	55,802,325	55,921,641	(119,316)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	47

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra 10-Year Notes	15	3/21	$2,354,459	$2,345,391	$9,068
United Kingdom 10-Year Long Gilt Bonds	25	3/21	4,579,050	4,631,914	(52,864)
					(383,791)
Net unrealized depreciation on open futures contracts					$(149,587)

Abbreviation(s) used in this table:

BTP	— Buoni del Tesoro Poliennali (Italian Treasury Bonds)

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	105,903	USD	79,646	BNP Paribas SA	1/19/21	$3,487
EUR	116,235	USD	142,090	BNP Paribas SA	1/19/21	197
EUR	383,582	USD	459,162	BNP Paribas SA	1/19/21	10,395
MXN	594,421	USD	26,737	BNP Paribas SA	1/19/21	3,027
MXN	2,837,450	USD	124,719	BNP Paribas SA	1/19/21	17,360
RUB	17,470,200	USD	227,424	BNP Paribas SA	1/19/21	8,293
USD	91,176	AUD	123,904	BNP Paribas SA	1/19/21	(4,455)
USD	366,618	CAD	475,757	BNP Paribas SA	1/19/21	(6,846)
USD	64,553	EUR	54,854	BNP Paribas SA	1/19/21	(2,596)
USD	1,216,958	EUR	1,030,000	BNP Paribas SA	1/19/21	(43,904)
USD	183,350	GBP	137,377	BNP Paribas SA	1/19/21	(4,466)
USD	228,648	JPY	23,833,921	BNP Paribas SA	1/19/21	(2,255)
AUD	450,000	USD	340,495	Citibank N.A.	1/19/21	6,821
BRL	560,000	USD	98,760	Citibank N.A.	1/19/21	9,025
CAD	103,306	USD	77,840	Citibank N.A.	1/19/21	3,254
CAD	415,982	USD	317,116	Citibank N.A.	1/19/21	9,425
CAD	5,248,020	USD	3,958,634	Citibank N.A.	1/19/21	160,999
EUR	172,183	USD	210,138	Citibank N.A.	1/19/21	637
EUR	220,000	USD	257,826	Citibank N.A.	1/19/21	11,484
GBP	30,020	USD	38,774	Citibank N.A.	1/19/21	2,268
GBP	122,828	USD	159,891	Citibank N.A.	1/19/21	8,035
JPY	2,673,710	USD	25,659	Citibank N.A.	1/19/21	244
JPY	259,391,637	USD	2,490,837	Citibank N.A.	1/19/21	22,153

See Notes to Financial Statements.

48	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	770,391	USD	35,466	Citibank N.A.	1/19/21	$3,110
MXN	3,109,826	USD	145,357	Citibank N.A.	1/19/21	10,361
RUB	7,811,922	USD	100,773	Citibank N.A.	1/19/21	4,630
RUB	15,545,031	USD	202,242	Citibank N.A.	1/19/21	7,500
RUB	31,150,000	USD	405,356	Citibank N.A.	1/19/21	14,936
USD	75,501	AUD	99,513	Citibank N.A.	1/19/21	(1,304)
USD	195,734	CAD	251,570	Citibank N.A.	1/19/21	(1,746)
USD	108	EUR	92	Citibank N.A.	1/19/21	(4)
USD	61,436	EUR	52,079	Citibank N.A.	1/19/21	(2,316)
USD	82,638	EUR	70,000	Citibank N.A.	1/19/21	(3,051)
USD	231,000	EUR	194,956	Citibank N.A.	1/19/21	(7,653)
USD	826,116	EUR	700,000	Citibank N.A.	1/19/21	(30,780)
USD	2,492,636	EUR	2,119,947	Citibank N.A.	1/19/21	(102,471)
USD	470,220	MXN	9,526,026	Citibank N.A.	1/19/21	(6,773)
BRL	284,026	USD	49,930	Goldman Sachs Group Inc.	1/19/21	4,738
GBP	1,161,891	USD	1,503,130	Goldman Sachs Group Inc.	1/19/21	85,366
JPY	37,798,574	USD	358,762	Goldman Sachs Group Inc.	1/19/21	7,432
MXN	22,837,500	USD	1,132,987	Goldman Sachs Group Inc.	1/19/21	10,548
RUB	1,973,439	USD	25,197	Goldman Sachs Group Inc.	1/19/21	1,429
RUB	1,984,718	USD	25,098	Goldman Sachs Group Inc.	1/19/21	1,681
RUB	46,423,020	USD	580,251	Goldman Sachs Group Inc.	1/19/21	46,112
RUB	52,698,100	USD	669,650	Goldman Sachs Group Inc.	1/19/21	41,380
USD	70,481	AUD	100,000	Goldman Sachs Group Inc.	1/19/21	(6,700)
USD	364,126	EUR	308,759	Goldman Sachs Group Inc.	1/19/21	(13,837)
USD	1,181,960	EUR	1,000,000	Goldman Sachs Group Inc.	1/19/21	(42,178)
USD	104,967	JPY	10,864,184	Goldman Sachs Group Inc.	1/19/21	(285)
USD	44,675	MXN	901,584	Goldman Sachs Group Inc.	1/19/21	(469)
USD	136,342	MXN	2,761,210	Goldman Sachs Group Inc.	1/19/21	(1,919)
USD	75,231	RUB	5,651,079	Goldman Sachs Group Inc.	1/19/21	(1,017)
USD	151,196	RUB	11,620,769	Goldman Sachs Group Inc.	1/19/21	(5,598)
ZAR	1,298,100	USD	74,853	Goldman Sachs Group Inc.	1/19/21	13,284
AUD	27,132	USD	19,487	JPMorgan Chase & Co.	1/19/21	1,454
AUD	27,185	USD	19,420	JPMorgan Chase & Co.	1/19/21	1,561
AUD	108,802	USD	78,765	JPMorgan Chase & Co.	1/19/21	5,210
AUD	674,146	USD	510,136	JPMorgan Chase & Co.	1/19/21	10,179
AUD	1,238,988	USD	890,343	JPMorgan Chase & Co.	1/19/21	65,925
GBP	30,085	USD	38,827	JPMorgan Chase & Co.	1/19/21	2,305
IDR	673,848,293	USD	45,463	JPMorgan Chase & Co.	1/19/21	2,411
IDR	8,906,587,397	USD	599,246	JPMorgan Chase & Co.	1/19/21	33,523

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	49

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	10,059,711	USD	135,717	JPMorgan Chase & Co.	1/19/21	$1,659
MXN	32,961,000	USD	1,529,584	JPMorgan Chase & Co.	1/19/21	120,861
USD	52,194	AUD	69,191	JPMorgan Chase & Co.	1/19/21	(1,208)
USD	146,087	CAD	188,447	JPMorgan Chase & Co.	1/19/21	(1,842)
USD	60,564	IDR	861,035,376	JPMorgan Chase & Co.	1/19/21	(608)
USD	74,720	JPY	7,732,668	JPMorgan Chase & Co.	1/19/21	(195)
USD	47,554	RUB	3,595,549	JPMorgan Chase & Co.	1/19/21	(959)
COP	508,148,260	USD	130,455	Morgan Stanley & Co. Inc.	1/19/21	18,111
USD	802,607	GBP	593,322	Morgan Stanley & Co. Inc.	1/19/21	(8,562)
USD	1,346,596	GBP	1,002,671	Morgan Stanley & Co. Inc.	1/19/21	(24,220)
USD	1,506,300	MXN	31,020,000	Morgan Stanley & Co. Inc.	1/19/21	(46,954)
MXN	384,930	USD	18,254	Goldman Sachs Group Inc.	1/27/21	1,002
USD	18,200	MXN	384,930	Goldman Sachs Group Inc.	1/27/21	(1,056)
RUB	20,042,800	USD	252,428	JPMorgan Chase & Co.	1/29/21	17,710
USD	252,611	RUB	20,042,800	JPMorgan Chase & Co.	1/29/21	(17,527)
USD	735,298	EUR	603,000	Citibank N.A.	3/8/21	(3,625)
Total						$412,143

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

50	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

At December 31, 2020, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	1,277,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$663	$13,858
JPMorgan Chase	300,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	3,464
Total							$663	$17,322

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	30,500,000	MXN	4/5/21	28-Day MXN TIIE-Banxico every 28 days	7.351% every 28 days	$(18,581)	$30,081
	4,161,000		6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	(19)	292
	935,000		2/28/25	3-Month LIBOR quarterly	0.380% semi-annually	29	1,353
	7,606,000		11/27/25	3-Month LIBOR quarterly	0.840% semi-annually	(3,323)	4,105
	5,185,000		5/15/27	0.450% semi-annually	3-Month LIBOR quarterly	(9,488)	55,605
	886,000		5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(2,975)	11,992
	570,000		7/20/45	0.560% annually	Daily SOFR annually	—	71,816
	3,915,000		11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	17,034	483,147
	721,000		2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	3,948	27,204
	362,000		2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	413	13,143
	751,000		10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	5,265	34,307
Total						$(7,697)	$733,045

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	51

Schedule of investments (cont’d)

December 31, 2020

Western Asset Total Return ETF

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas SA (Volkswagen AG, 0.500%, due 3/30/21)	530,000	EUR	12/20/24	0.635%	1.000% quarterly	$9,477	$6,734	$2,743

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2020[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Daimler AG, 1.400%, due 1/12/24)	530,000	EUR	12/20/24	0.463%	1.000% quarterly	$(14,020)	$(10,376)	$(3,644)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.35 Index	$4,640,000	12/20/25	5.000% quarterly	$432,100	$217,177	$214,923
Markit CDX.NA.IG.34 Index	4,845,000	6/20/25	1.000% quarterly	78,896	64,037	14,859
Markit CDX.NA.IG.35 Index	9,518,000	12/20/25	1.000% quarterly	232,887	213,858	19,029
Markit CDX.NA.IG.35 Index	3,950,000	12/20/30	1.000% quarterly	33,113	(14,698)	47,811
Total	$22,953,000			$776,996	$480,374	$296,622

See Notes to Financial Statements.

52	Western Asset Total Return ETF 2020 Annual Report

Western Asset Total Return ETF

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

EUR	— Euro

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	53

Statement of assets and liabilities

December 31, 2020

Assets:
Investments, at value (Cost — $141,769,220)	$145,454,295
Foreign currency, at value (Cost — $923,435)	1,011,211
Receivable for securities sold	2,310,577
Deposits with brokers for centrally cleared swap contracts	1,248,790
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $955,445)	1,053,496
Interest receivable	838,569
Unrealized appreciation on forward foreign currency contracts	811,522
Deposits with brokers for open futures contracts and exchange-traded options	555,230
Receivable from broker — net variation margin on open futures contracts	41,378
OTC swaps, at value (premiums paid — $7,397)	27,462
Prepaid expenses	5,117
Total Assets	153,357,647

Liabilities:
Payable for securities purchased	11,292,506
Written options, at value (premiums received — $618,277)	586,295
Unrealized depreciation on forward foreign currency contracts	399,379
Investment management fee payable	62,676
Due to custodian	41,564
Payable to broker — net variation margin on centrally cleared swap contracts	19,006
OTC swaps, at value (net premiums received — $10,376)	14,020
Total Liabilities	12,415,446
Total Net Assets	$140,942,201

Net Assets:
Par value (Note 5)	$50
Paid-in capital in excess of par value	135,018,525
Total distributable earnings (loss)	5,923,626
Total Net Assets	$140,942,201

Shares Outstanding	5,000,000

Net Asset Value	$28.19

See Notes to Financial Statements.

54	Western Asset Total Return ETF 2020 Annual Report

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$123,618
Interest	3,380,109
Less: Foreign taxes withheld	(3,449)
Total Investment Income	3,500,278

Expenses:
Investment management fee (Note 2)	648,419
Interest expense	426
Total Expenses	648,845
Less: Fee waivers and/or expense reimbursements (Note 2)	(52,931)
Net Expenses	595,914
Net Investment Income	2,904,364

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(239,164)
Futures contracts	4,797,628
Written options	3,110,709
Swap contracts	(1,782,811)
Forward foreign currency contracts	(702,640)
Foreign currency transactions	(23,486)
Net Realized Gain	5,160,236
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,100,723
Futures contracts	278,192
Written options	13,923
Swap contracts	702,911
Forward foreign currency contracts	190,513
Foreign currencies	159,802
Change in Net Unrealized Appreciation (Depreciation)	3,446,064
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	8,606,300
Increase in Net Assets From Operations	$11,510,664

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	55

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment income	$2,904,364	$1,358,519
Net realized gain	5,160,236	1,568,564
Change in net unrealized appreciation (depreciation)	3,446,064	1,716,870
Increase in Net Assets From Operations	11,510,664	4,643,953

Distributions to Shareholders From (Note 1):
Total distributable earnings	(6,693,676)	(3,705,009)
Decrease in Net Assets From Distributions to Shareholders	(6,693,676)	(3,705,009)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (3,250,000 and 3,100,000 shares issued, respectively)	90,710,103	84,133,067
Cost of shares repurchased (2,250,000 and 100,000 shares repurchased, respectively)	(62,110,011)	(2,708,498)
Increase in Net Assets From Fund Share Transactions	28,600,092	81,424,569
Increase in Net Assets	33,417,080	82,363,513

Net Assets:
Beginning of year	107,525,121	25,161,608
End of year	$140,942,201	$107,525,121

See Notes to Financial Statements.

56	Western Asset Total Return ETF 2020 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2020[1]	2019[1]	2018[1,2]

Net asset value, beginning of year	$26.88	$25.16	$25.00

Income from operations:
Net investment income	0.61	0.82	0.20
Net realized and unrealized gain	2.07	2.45	0.10
Total income from operations	2.68	3.27	0.30

Less distributions from:
Net investment income	(0.84)	(0.90)	(0.14)
Net realized gains	(0.53)	(0.65)	—
Total distributions	(1.37)	(1.55)	(0.14)

Net asset value, end of year	$28.19	$26.88	$25.16
Total return, based on NAV[3]	10.12%	13.19%	1.19%

Net assets, end of year (000s)	$140,942	$107,525	$25,162

Ratios to average net assets:
Gross expenses[4]	0.49%	0.49%	0.49%[5]
Net expenses[4,6]	0.45	0.45	0.45 [5]
Net investment income	2.19	3.09	3.33 [5]

Portfolio turnover rate[7]	115%	80%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2018 (inception date) to December 31, 2018.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement, to the average net assets did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar rolls transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 193%, 285% and 97% for the years ended December 31, 2020, 2019 and the period ended December 31, 2018, respectively.

See Notes to Financial Statements.

Western Asset Total Return ETF 2020 Annual Report	57

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are

58	Western Asset Total Return ETF 2020 Annual Report

valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Western Asset Total Return ETF 2020 Annual Report	59

Notes to financial statements (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

60	Western Asset Total Return ETF 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$47,800,996	—	$47,800,996
Mortgage-Backed Securities	—	27,513,643	—	27,513,643
U.S. Government & Agency Obligations	—	16,431,277	—	16,431,277
Collateralized Mortgage Obligations	—	15,407,508	—	15,407,508
Sovereign Bonds	—	12,106,436	—	12,106,436
Senior Loans:
Financials	—	1,390,731	$318,600	1,709,331
Other Senior Loans	—	9,585,415	—	9,585,415
Asset-Backed Securities	—	7,433,788	—	7,433,788
U.S. Treasury Inflation Protected Securities	—	2,992,434	—	2,992,434
Investments in Underlying Funds	$625,400	—	—	625,400
Purchased Options:
Exchange-Traded Purchased Options	201,019	—	—	201,019
OTC Purchased Options	—	354,994	—	354,994
Municipal Bonds	—	46,703	—	46,703
Non-U.S. Treasury Inflation Protected Securities	—	15,988	—	15,988
Total Long-Term Investments	826,419	141,079,913	318,600	142,224,932
Short-Term Investments†:
U.S. Treasury Bills	—	2,729,190	—	2,729,190
Overnight Deposits	—	500,173	—	500,173
Total Short-Term Investments	—	3,229,363	—	3,229,363
Total Investments	$826,419	$144,309,276	$318,600	$145,454,295

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Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$244,142	—	—	$244,142
Forward Foreign Currency Contracts	—	$811,522	—	811,522
OTC Interest Rate Swaps‡	—	17,985	—	17,985
Centrally Cleared Interest Rate Swaps	—	733,045	—	733,045
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	9,477	—	9,477
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	296,622	—	296,622
Total Other Financial Instruments	$244,142	$1,868,651	—	$2,112,793
Total	$1,070,561	$146,177,927	$318,600	$147,567,088

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$284,359	—	—	$284,359
OTC Written Options	—	$301,936	—	301,936
Futures Contracts	393,729	—	—	393,729
Forward Foreign Currency Contracts	—	399,379	—	399,379
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	14,020	—	14,020
Total	$678,088	$715,335	—	$1,393,423

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

62	Western Asset Total Return ETF 2020 Annual Report

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

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Notes to financial statements (cont’d)

certain asset classes or in an attempt to increase the Fund’s return. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2020, the total notional value of all credit default swaps to sell protection was EUR 530,000 and $22,953,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced entity.

For average notional amounts of swaps held during the year ended December 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the

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Notes to financial statements (cont’d)

Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

66	Western Asset Total Return ETF 2020 Annual Report

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

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Notes to financial statements (cont’d)

with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or

68	Western Asset Total Return ETF 2020 Annual Report

selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

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Notes to financial statements (cont’d)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

70	Western Asset Total Return ETF 2020 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

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Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Fund held OTC written options, OTC swap contracts and forward foreign currency contracts with credit related contingent features which had a net liability-position of $715,335. If a contingent feature would have been triggered, the Fund would-have been required to pay this amount to its derivatives counterparties.

At December 31, 2020, the Fund held non-cash collateral from Citibank N.A., Credit Suisse, Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amounts of $63,435, $64,350, $119,850 and $196,107, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

72	Western Asset Total Return ETF 2020 Annual Report

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is the Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse investment manager fees, so that the ratio of total annual fund operating expenses will not exceed 0.45% of the Fund’s average daily net assets (subject to the same exclusions as the investment management agreement). This arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustees consent.

Western Asset Total Return ETF 2020 Annual Report	73

Notes to financial statements (cont’d)

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $52,931.

As compensation for its subadvisory services, LMPFA pays Western Asset monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Legg Mason Investor Services, LLC (“LMIS”) serves as the distributor of Creation Units for the Fund on an agency basis. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$86,586,173	$192,965,572
Sales	62,894,525	185,117,310

74	Western Asset Total Return ETF 2020 Annual Report

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$141,822,574	$5,108,847	$(1,477,126)	$3,631,721
Written options	(618,277)	206,372	(174,390)	31,982
Futures contracts	—	244,142	(393,729)	(149,587)
Forward foreign currency contracts	—	811,522	(399,379)	412,143
Swap contracts	469,698	1,049,732	(3,644)	1,046,088

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$344,419	$145,158	$66,436	$556,013
Futures contracts[3]	244,142	—	—	244,142
Forward foreign currency contracts	—	811,522	—	811,522
OTC swap contracts[4]	17,985	—	9,477	27,462
Centrally cleared swap contracts[5]	733,045	—	296,622	1,029,667
Total	$1,339,591	$956,680	$372,535	$2,668,806

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$315,775	$100,511	$170,009	$586,295
Futures contracts[3]	393,729	—	—	393,729
Forward foreign currency contracts	—	399,379	—	399,379
OTC swap contracts[4]	—	—	14,020	14,020
Total	$709,504	$499,890	$184,029	$1,393,423

Western Asset Total Return ETF 2020 Annual Report	75

Notes to financial statements (cont’d)

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,700,064)	$(267,753)	$(108,411)	$(3,076,228)
Futures contracts	4,797,628	—	—	4,797,628
Written options	2,767,970	158,157	184,582	3,110,709
Swap contracts	(2,612,687)	—	829,876	(1,782,811)
Forward foreign currency contracts	—	(702,640)	—	(702,640)
Total	$2,252,847	$(812,236)	$906,047	$2,346,658

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$23,443	$(526)	$(8,522)	$14,395
Futures contracts	278,192	—	—	278,192
Written options	89,388	(13,523)	(61,942)	13,923
Swap contracts	382,358	—	320,553	702,911
Forward foreign currency contracts	—	190,513	—	190,513
Total	$773,381	$176,464	$250,089	$1,199,934

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

76	Western Asset Total Return ETF 2020 Annual Report

During the year ended December 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$286,318
Written options	440,205
Futures contracts (to buy)	113,444,239
Futures contracts (to sell)	96,142,129
Forward foreign currency contracts (to buy)	3,981,972,112
Forward foreign currency contracts (to sell)	214,215,559

Average Notional Balance
Interest rate swap contracts	$35,705,923
Credit default swap contracts (to buy protection)	1,229,902
Credit default swap contracts (to sell protection)	12,453,814

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(45,221)	$(45,221)	—	$(45,221)
BNP Paribas SA	$84,216	(78,542)	5,674	—	5,674
Citibank N.A.	308,026	(159,723)	148,303	$(63,435)	84,868
Credit Suisse	56,415	(1,777)	54,638	(56,415)	(1,777)
Goldman Sachs Group Inc.	359,538	(105,966)	253,572	(119,850)	133,722
JPMorgan Chase & Co.	357,651	(166,580)	191,071	(196,107)	(5,036)
Morgan Stanley & Co. Inc.	28,132	(157,526)	(129,394)	—	(129,394)
Total	$1,193,978	$(715,335)	$478,643	$(435,807)	$42,836

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the

Western Asset Total Return ETF 2020 Annual Report	77

Notes to financial statements (cont’d)

Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the ended December 31, 2020, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,753,191	$2,774,303
Net long-term capital gains	1,940,485	930,706
Total distributions paid	$6,693,676	$3,705,009

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,252,637
Undistributed long-term capital gains — net	650,964
Total undistributed earnings	$1,903,601
Other book/tax temporary differences(a)	(1,138,564)
Unrealized appreciation (depreciation)(b)	5,158,589
Total distributable earnings (loss) — net	$5,923,626

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures, options, and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

7. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

78	Western Asset Total Return ETF 2020 Annual Report

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Total Return ETF 2020 Annual Report	79

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Total Return ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 and for the period October 3, 2018 (inception date) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the two years in the period ended December 31, 2020 and for the period October 3, 2018 (inception date) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 25, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

80	Western Asset Total Return ETF 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	59,583,353.455	676,982.940	2,107,274.504	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	59,312,601.621	735,259.009	2,319,750.269	0
To approve a New Subadvisory Agreement with Western Asset Management Company Limited	59,307,702.251	727,910.011	2,331,998.638	0
To approve a New Subadvisory Agreement with Western Asset Management Company Ltd	59,293,674.716	741,937.545	2,331,998.638	0
To approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd	59,293,803.638	758,982.101	2,314,825.160	0

Western Asset Total Return ETF	81

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

82	Western Asset Total Return ETF

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

The Committee considered the relationship between the fund’s portfolio liquidity and the way in which, and the prices and spreads at which, the fund’s shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee also considered the effect of the composition of baskets on the overall liquidity of the fund’s portfolio.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that all redemptions in-kind by the fund during the Reporting Period were effected in accordance with the Program.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Total Return ETF	83

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Total Return ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

84	Western Asset Total Return ETF

Independent Trustees† (cont’d)

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Western Asset Total Return ETF	85

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

86	Western Asset Total Return ETF

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None
Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Western Asset Total Return ETF	87

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

88	Western Asset Total Return ETF

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Total Return ETF	89

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	Monthly	12/29/2020
Payable date:	January 2020 through December 2020	12/31/2020
Interest from Federal Obligations	1.91%	1.91%
Long-Term Capital Gain Dividend	—	$0.388097
Qualified Short-Term Capital Gain Dividend *	—	$0.141938

The law varies in each state as to whether and what percentage of dividend income is attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for non-resident shareholders and foreign corporations.

90	Western Asset Total Return ETF

Western

Asset Total Return ETF

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Total Return ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset Total Return ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF483609 2/21 SR21-4091

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,500 in December 31, 2019 and $40,000 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in December 31, 2019 and $0 in December 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $1,051,186 in December 31, 2019 and $773,011 in December 31, 2020.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2021